UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): May 30, 2010

                       SECURITY DEVICES INTERNATIONAL INC.
                       -----------------------------------
             (Exact name of Registrant as specified in its charter)


     Delaware                             None                   Applied For
--------------------             ---------------------      --------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
of incorporation)                                            Identification No.)

          2171 Avenue Road, Suite 103, Toronto, Ontario Canada M5M 4B4
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (416) 787-1871
                                                       --------------

                                       N/A
             -----------------------------------------------------
          (Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02  Departure of Directors or Principal Officers, Election of Directors,
           Appointment of Principal Officers.

     On May 30, 2010 Sheldon Kales resigned as a director of the Company and as the Company's Principal Executive Officer.

     On May 30, 2010 Gregory Sullivan was appointed as the Company's President and Principal Executive Officer.

     Mr. Sullivan has been a director of the Company since its inception in 2005. During this time he has been actively engaged in both the operational and financial dealings of Security Devices International. During a 20 year career in law enforcement, which followed a four year stint in the Military, Mr. Sullivan has trained with federal, state and municipal law enforcement agencies in the United States, Canada and the Caribbean and has gained extensive experience in the use of lethal and non-lethal weapons. Mr. Sullivan has also trained personnel employed by both public and private agencies in the use of force and firearms.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:   June 7, 2010                SECURITY DEVICES INTERNATIONAL, INC.


                                    By:  /s/ Gregory Sullivan
                                        -------------------------------------
                                        Gregory Sullivan, President